                                                                 Exhibit (d)(ii)


                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                      Effective Date
----                                                      --------------

Schwab International Index Fund                           July 21, 1993

Schwab Small-Cap Index Fund                               October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly             September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly           September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio                 September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund                                       February 28, 1996

Schwab Core Equity Fund (formerly known as Schwab         May 21, 1996
Analytics Fund)

Laudus International MarketMasters Fund (formerly         September 2, 1996
known as Schwab International MarketMasters Fund,
Schwab MarketManager International Portfolio and
Schwab OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund (formerly known as         October 13, 1996
Schwab U.S. MarketMasters Fund, Schwab
MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Laudus Balanced MarketMasters Fund (formerly known        October 13, 1996
as Schwab Balanced MarketMasters Fund, Schwab
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund (formerly             August 3, 1997
known as Schwab Small-Cap MarketMasters Fund,
Schwab MarketManager Small Cap Portfolio and
Schwab OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly        April 16, 1998
known as Schwab Asset Director-Aggressive Growth
Fund)

Schwab Institutional Select S&P 500 Fund (formerly        October 28, 1998
known as Institutional Select S&P 500 Fund)

Schwab Institutional Select Large Cap-Value Index         October 28, 1998
Fund (formerly known as Institutional Select Large
Cap-Value Index Fund)

Schwab Institutional Select Small-Cap Value Index         October 28, 1998
Fund (formerly known as Institutional Select
Small-Cap Value Index

Fund)

Schwab Total Stock Market Index Fund                      April 15, 1999

Financial Services Focus Fund                             May 15, 2000

Health Care Focus Fund                                    May 15, 2000

Technology Focus Fund                                     May 15, 2000

Schwab Hedged Equity Fund                                 August 6, 2002

Schwab Small-Cap Equity Fund                              May 19, 2003

Schwab Dividend Equity Fund                               September 23, 2003

Schwab Premier Equity Fund                                November 16, 2004


                              SCHWAB CAPITAL TRUST

                              By:  /s/ Stephen B. Ward
                                 ---------------------------------
                              Stephen B. Ward,
                                       Senior Vice President
                                       and Chief Investment Officer

                              CHARLES SCHWAB INVESTMENT MANGEMENT, INC.

                              By:  /s/ Evelyn Dilsaver
                                 ---------------------------------
                                       Evelyn Dilsaver,
                                       President and Chief Executive Officer

Dated as of February 12, 2005

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                              ADVISORY FEE SCHEDULE
  THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE
                TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


{PRIVATE}Fund                             Fee
         ----                             ---

Schwab International Index Fund           Forty-three one-hundredths of one
                                          percent (0.43%) of the Fund's average
                                          daily net assets not in excess of
                                          $500 million and thirty-eight
                                          one-hundredths of one percent (0.38%)
                                          of such net assets over $500 million

Schwab Small-Cap Index Fund               Thirty-three one-hundredths of one
                                          percent (0.33%) of the Fund's average
                                          daily net assets not in excess of
                                          $500 million and twenty-eight
                                          one-hundredths of one percent (0.28%)
                                          of such net assets over $500 million

Schwab MarketTrack Growth Portfolio       Forty-four one-hundredths of one
(formerly known as Schwab Asset           percent (0.44%) of the Fund's average
Director-High Growth Fund)                daily net assets not in excess of
                                          $500 million, and thirty-nine one
                                          hundredths of one percent (0.39%) of
                                          such net assets over $500 million

Schwab MarketTrack Balanced               Forty-four one-hundredths of one
Portfolio (formerly known as              percent (0.44%) of the Fund's average
Schwab Asset Director-Balanced            daily net assets not in excess of
Growth Fund)                              $500 million, and thirty-nine one
                                          hundredths of one percent (0.39%) of
                                          such net assets over $500 million

Schwab MarketTrack Conservative           Forty-four one-hundredths of one
Portfolio (formerly known as Schwab       percent (0.44%) of the Fund's average
Asset Director-Conservative Growth        daily net assets not in excess of
Fund)                                     $500 million, and thirty-nine one
                                          hundredths of one percent (0.39%) of
                                          such net assets over $500 million

{PRIVATE}Fund                             Fee
         ----                             ---

Schwab S&P 500 Fund                       Twenty one-hundredths of one percent
                                          (0.20%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million, and seventeen one-hundredths
                                          of one percent (0.17%) of such net
                                          assets over $500 million (as of
                                          February 28, 2005, fifteen
                                          one-hundredths of one percent (0.15%)
                                          of the Fund's average daily net
                                          assets not in excess of $500 million;
                                          nine one-hundredths of one percent
                                          (0.09%) of such net assets over $500
                                          million but not in excess of $5
                                          billion; eight one-hundredths of one
                                          percent (0.08%) of the Fund's daily
                                          net assets over $5 billion but not in
                                          excess of $10 billion; and seven
                                          one-hundredths of one percent (0.07%)
                                          of such net assets over $10 billion)

Schwab Core Equity Fund (formerly         Fifty-four one-hundredths of one
known as Schwab Analytics Fund)           percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million, and forty nine-one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $500 million

Laudus International MarketMasters        One percent and forty one-hundredths
Fund (formerly known as Schwab            of one percent (1.40%) of the Fund's
International MarketMasters Fund,         average daily net assets (as of
Schwab MarketManager International        February 28, 2005, one percent and
Portfolio and Schwab OneSource            twenty-nine one-hundredths of one
Portfolios-International)                 percent (1.29%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; one percent and two hundred
                                          seventy-five one-thousandths of one
                                          percent (1.275%) of such net assets
                                          over $500 million but not in excess of
                                          $1 billion; and one percent and
                                          twenty-five one-hundredths of one
                                          percent (1.25%) of such net assets
                                          over $1 billion)

Laudus U.S. MarketMasters Fund            One percent (1.00%) of the Fund's
(formerly known as Schwab U.S.            average daily net assets (as of
MarketMasters Fund, Schwab                February 28, 2005, nine hundred
MarketManager Growth Portfolio and        twenty-five one-thousandths of one
Schwab OneSource Portfolios-Growth        percent (0.925%) of the Fund's
Allocation)                               average daily net assets not in
                                          excess of $500 million; ninety-two
                                          one-hundredths of one percent (0.92%)
                                          of such net assets over $500 million
                                          but not in excess of $1 billion; and
                                          ninety-one one-hundredths of one
                                          percent (0.91%) of such net assets
                                          over $1 billion)

{PRIVATE}Fund                             Fee
         ----                             ---

Laudus Balanced MarketMasters Fund        Eighty-five one-hundredths of one
(formerly known as Schwab Balanced        percent (0.85%) of the Fund's average
MarketMasters Fund, Schwab                daily net assets (as of February 28,
MarketManager Balanced Portfolio and      2005, seven hundred seventy-five
Schwab OneSource Portfolios-Balanced      one-hundredths of one percent
Allocation)                               (0.775%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; seventy-five one-hundredths
                                          of one percent (0.75%) of such net
                                          assets over $500 million but not in
                                          excess of $1 billion; and seven
                                          hundred twenty-five one-thousandths of
                                          one percent (0.725%) of such net
                                          assets over $1 billion)

Laudus Small-Cap MarketMasters Fund       One percent and thirty one-hundredths
(formerly known as Schwab Small-Cap       of one percent (1.30%) of the Fund's
MarketMasters Fund, Schwab                average daily net assets (as of
MarketManager Small Cap Portfolio and     February 28, 2005, one percent and
Schwab OneSource Portfolios-Small         seventeen one-hundredths of one
Company)                                  percent (1.17%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; one percent and thirteen
                                          one-hundredths of one percent (1.13%)
                                          of such net assets over $500 million
                                          but not in excess of $1 billion; and
                                          one percent and seven one-hundredths
                                          of one percent (1.07%) of such net
                                          assets over $1 billion)

Schwab Market Track All Equity            Forty-four one-hundredths of one
Portfolio (formerly known as Schwab       percent (0.44%) of the Fund's average
Asset Director-Aggressive Growth Fund)    daily net assets not in excess of
                                          $500 million, and thirty-nine
                                          one-hundredths of one percent (0.39%)
                                          of such net assets over $500 million

Schwab Institutional Select S&P 500       Eighteen one-hundredths of one percent
Fund (formerly known as Institutional     (0.18%) of the Fund's average daily
Select S&P 500 Fund)                      net assets not in excess of $1
                                          billion; and fifteen one-hundredths of
                                          one percent (0.15%) of such net assets
                                          over $1 billion.

Schwab Institutional Select Large-Cap     Twenty one-hundredths of one percent
Value Index Fund (formerly known as       (0.20%) of the Fund's average daily
Institutional Select Large-Cap Value      net assets not in excess of $1
Fund)                                     billion; and eighteen one-hundredths
                                          of one percent (0.18%) of such net
                                          assets over $1 billion

Schwab Institutional Select Small-Cap     Twenty-five one-hundredths of one
Value Index Fund (formerly known as       percent (0.25%) of the Fund's average
Institutional Select Small-Cap Value      daily net assets not in excess of $1
Fund)                                     billion; and twenty-three
                                          one-hundredths of one percent (0.23%)
                                          of such net assets over $1 billion

Schwab Total Stock Market Index Fund      Thirty one-hundredths of one percent
                                          (0.30%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; and twenty-two
                                          one-hundredths of one percent (0.22%)
                                          of such net assets over $500 million

{PRIVATE}Fund                             Fee
         ----                             ---

Schwab Financial Services Fund            Fifty-four one-hundredths of one
(formerly known as Financial              percent (0.54%) of the Fund's average
Services Focus Fund)                      daily net assets (as of February 28,
                                          2005, fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; five hundred fifteen
                                          one-thousandths of one percent
                                          (0.515%) of such net assets over $500
                                          million but not in excess of $1
                                          billion; and forty-nine one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $1 billion)

Schwab Health Care Fund (formerly         Fifty-four one-hundredths of one
know as Health Care Focus Fund)           percent (0.54%) of the Fund's average
                                          daily net assets (as of February 28,
                                          2005, fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; five hundred fifteen
                                          one-thousandths of one percent
                                          (0.515%) of such net assets over $500
                                          million but not in excess of $1
                                          billion; and forty-nine one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $1 billion)

Schwab Technology Fund (formerly          Fifty-four one-hundredths of one
known as Technology Focus Fund)           percent (0.54%) of the Fund's average
                                          daily net assets (as of February 28,
                                          2005, fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; five hundred fifteen
                                          one-thousandths of one percent
                                          (0.515%) of such daily net assets over
                                          $500 million but not in excess of $1
                                          billion; and forty-nine one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $1 billion)

Schwab Hedged Equity Fund                 One percent and seventy-five
                                          one-hundredths of one percent (1.75%)
                                          of the Fund's average daily net
                                          assets (as of February 28, 2005, one
                                          percent and six hundred seventy-five
                                          one-thousandths of one percent
                                          (1.675%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; one percent and sixty-five
                                          one-hundredths of one percent (1.65%)
                                          of such net assets over $500 million
                                          but not in excess of $1 billion; one
                                          percent and sixty-three
                                          one-hundredths of one percent (1.63%)
                                          of such net assets over $1 billion)

{PRIVATE}Fund                             Fee
         ----                             ---

Schwab Small-Cap Equity Fund              One percent and five one-hundredths
                                          of one percent (1.05%) of the Fund's
                                          average daily net assets (as of
                                          February 28, 2005, nine hundred and
                                          seventy-five one-thousandths of one
                                          percent (0.975%) of the Fund's
                                          average daily net assets not in
                                          excess of $500 million; ninety-three
                                          one-hundredths of one percent (0.93%)
                                          of such net assets over $500 million
                                          but not in excess of $1 billion;
                                          ninety-one one-hundredths of one
                                          percent (0.91%) of such net assets
                                          over $1 billion)

Schwab Dividend Equity Fund               Eighty-five one-hundredths of one
                                          percent (0.85%) of the Fund's average
                                          daily net assets (as of February 28,
                                          2005, seven hundred and seventy-five
                                          one-thousandths of one percent
                                          (0.775%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; seventy-seven one-hundredths
                                          of one percent (0.77%) of such net
                                          assets over $500 million but not in
                                          excess of $1 billion; seventy-six
                                          one-hundredths of one percent (0.76%)
                                          of such net assets over $1 billion)

Schwab Premier Equity Fund                Ninety-one one-hundredths of one
                                          percent (0.91%) of the Fund's average
                                          daily net assets not in excess of
                                          $500 million; eight hundred and
                                          eighty-five one-thousandths of one
                                          percent (0.885%) of such net assets
                                          over $500 million but not in excess
                                          of $1 billion; eighty-six
                                          one-hundredths of one percent (0.86%)
                                          of such net assets over $1 billion


                              SCHWAB CAPITAL TRUST

                              By:  /s/ Stephen B. Ward
                                 ---------------------------------
                                       Stephen B. Ward,
                                       Senior Vice President
                                       and Chief Investment Officer

                              CHARLES SCHWAB INVESTMENT MANGEMENT,
                              INC.

                              By:  /s/ Evelyn Dilsaver
                                 ---------------------------------
                                       Evelyn Dilsaver,
                                       President and Chief Executive Officer

Dated as of February 12, 2005